Exhibit 10.2

FINAL

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

[_________] Warrants

REGEN BIOLOGICS, INC.
WARRANT CERTIFICATE

Warrant to Purchase
Common Stock

Date of Issue: July 14, 2005

          This warrant certificate (“Warrant Certificate”) certifies that for value received                                          or registered assigns (the “Holder”) is the owner of the number of warrants (“Warrants”) specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined) one fully paid and non-assessable share of Common Stock, $0.01 par value (“Common Stock”), of ReGen Biologics, Inc., a Delaware corporation (the “Company”), at a purchase price of $1.00 per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier’s check or a combination of cash and certified or cashier’s check, subject to adjustment as hereinafter provided.

     1. Warrant; Exercise Price

          Each Warrant shall entitle the Holder to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $1.00 per share of Common Stock, subject to adjustment as hereinafter provided (the “Exercise

Price”). The Exercise Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6.

     2. Exercise; Expiration Date

          2.1 The Warrants are exercisable, at the option of the Holder, at any time after issuance and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Exercise Price times the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

          2.2 The term “Expiration Date” shall mean 5:00 p.m. New York time on July 14, 2010 or if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following date which in the State of New York is not a holiday or a day on which banks are authorized to close.

     3. Registration and Transfer on Company Books

          3.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the shares of Common Stock issued upon exercise of the Warrants.

          3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the shares of Common Stock issued upon exercise of the Warrants, the Company may deem and treat the registered Holder as the absolute owner thereof.

          3.3 Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof (the “Warrant Shares”) have been registered under the Securities Act of 1933, as amended (the “Act”). The Company will not transfer this Warrant or issue or transfer the shares of Common Stock issuable upon exercise hereof unless (i) there is an effective registration covering such Warrant or such shares, as the case may be, under the Act and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the Company’s board of directors or its agents, stating that in the opinion of the attorney the proposed issue or transfer is exempt from registration under the Act and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Act. Subject to the foregoing, this Warrant Certificate, the Warrants represented hereby, and the shares of Common Stock issued upon exercise of the Warrants, may be sold, assigned or otherwise transferred voluntarily by the Holder to officers or directors of the Holder, to members of such persons’ immediate families, or to the Holder’s parent or subsidiary corporations. The Company shall register upon its books any permitted transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

     4. Reservation of Shares

          The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and, upon payment for such shares as set forth herein, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

     5. Loss or Mutilation

          Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

     6. Adjustments of Exercise Price and Shares

          (a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares or other property as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

          (b) If at any time or from time to time the holders of all of the shares of Common Stock of the Company (or the holders of all of the shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall, as a class, have received or become entitled to receive, without payment therefor:

               (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in Section 6(a) above),

               (ii) any cash paid or payable otherwise than as a cash dividend; or

               (iii) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 6(a) above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

               (iv) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     7. Subsequent Financings

               (i) If, at any time prior to the third (3rd) year anniversary of the date hereof, the Company issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any individual or entity to acquire shares of Common Stock for an effective net price to the Company per share of Common Stock less than eight-five cents ($0.85) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof) (any such issuance, a “Trigger Issuance”), then the Exercise Price shall be reduced as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows; provided, however, that in no event shall the Exercise Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance:

Adjusted Exercise Price =	(A x B) + D
A+C

          where

               “A” equals a) the number of shares of Common Stock outstanding or issuable upon conversion or exercise of outstanding convertible securities, options, warrants or other rights (whether or not immediately convertible or exercisable) immediately preceding such Trigger Issuance, plus b) Additional Shares of Common Stock (as defined below) already deemed to be issued hereunder, if any, immediately preceding such Trigger Issuance;

               “B” equals the Exercise Price in effect immediately preceding such Trigger Issuance;

               “C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

               “D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance.

          For purposes of this subsection, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection, other than excluded issuances described in (ii) below.

               (ii) Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect to any issuance of Common Stock (A) upon exercise or conversion of any options or other securities described in the SEC Documents (as defined in the Purchase Agreement) or Disclosure Schedule to the Purchase Agreement or otherwise pursuant to any employee benefit plan of the Company or its subsidiaries or hereafter adopted by the Company, (B) in connection with any grant of options to employees, officers, directors or consultants of the Company pursuant to a stock option plan duly adopted by the Company’s board of directors or in respect of the issuance of Common Stock upon exercise of any such options, (C) capital stock or convertible securities issued in a joint venture, strategic partnership or licensing arrangement, the primary purpose of which is not the raising of capital, or (D) shares of Common Stock which result in an adjustment pursuant to Section 6.

     8. Conversion

          8.1 In lieu of exercise of any portion of the Warrants as provided in Section 2.1 hereof, at any time that there is no effective registration statement pursuant to the Act covering the re-sale of the Warrant Shares, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of Warrants to be so converted, (b) the number of shares of Common Stock then issuable upon the exercise of each Warrant and (c) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Exercise Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

          8.2 The conversion rights provided under this Section 8 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant Certificate.

     9. Fractional Shares and Warrants; Determination of Market Price Per Share

          9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Exercise Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

          9.2 As used herein, the “Market Price Per Share” with respect to any date shall mean the average closing price per share of Company’s Common Stock for the ten (10) trading days immediately preceding such date during which the Common Stock has traded. The closing price for each such day shall be the closing sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices at the end of the last trading day, in either case on the principal securities exchange on which the shares of Common Stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on any such day, the average of the closing bid and asked prices of the Common Stock on the Over-the-Counter Bulletin Board (“OTCBB”), NASDAQ or any comparable system, or if the Common Stock is not reported on OTCBB, the NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then “Market Price Per Share” shall be equal to the fair market value of the Company’s Common Stock as determined in good faith by the Board of Directors of the Company.

     10. Governing Law

          This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 14th day of July, 2005

REGEN BIOLOGICS, INC.

By:

Name: Brion D. Umidi
Title: Senior Vice President and Chief Financial Officer

Attest:

Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

          The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise, ___Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Exercise Price of such shares in full.

Name of Holder

Signature

Address:

EXHIBIT B

NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert, pursuant to Section 8 of the Warrant Certificate accompanying this Notice of Conversion,                      Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the “Shares”).

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.

Name of Holder

Signature

Address: